Statement of Additional Information Supplement American Century Government Income Trust
Supplement dated December 21, 2024 ■ Statement of Additional Information dated August 1, 2024

Dan Shiffman, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the Ginnie Mae Fund, effective December 31, 2024.
The entries for Dan Shiffman on pages 39 and 41 are to be deleted.

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